Quarterly Results of Operations (Tables)	12 Months Ended
Dec. 31, 2022
Quarterly Results of Operations [Abstract]
Quarterly Results Of Operations

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,
	2022	2022	2022	2022

Total revenues	$4,720	$5,577	$4,672	$3,841
Total expenses	2,885	4,545	6,798	2,856
Net income (loss)	1,482	840	(1,775)	812
Net income (loss) per common share – basic	8.50	4.91	(10.46)	4.80
Net income (loss) per common share – diluted	8.39	4.83	(10.47)	4.73